UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026
INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Boulevard, Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders (the "Annual Meeting") of Intel Corporation (the "Company") held on May 13, 2026, a total of 3,972,192,463 shares of the Company's common stock were present or represented by proxy, representing 79.11% of the 5,021,010,228 shares outstanding as of the close of business on March 16, 2026, the record date for the determination of stockholders entitled to vote at the Annual Meeting.
The following are the voting results on the eight proposals considered and voted upon at the Annual Meeting, all of which were described in the Company's Proxy Statement filed with the U.S. Securities and Exchange Commission on March 23, 2026.
Proposal 1. Election of 11 Directors: All Directors Elected

Nominee	For	Against	Abstain	Broker Non-Votes
Craig H. Barratt	3,174,343,815	47,929,020	7,879,030	742,040,598
James J. Goetz	3,099,546,795	125,047,793	5,557,277	742,040,598
Andrea J. Goldsmith	3,155,914,739	66,812,474	7,424,652	742,040,598
Alyssa H. Henry	3,151,637,180	70,988,407	7,526,278	742,040,598
Eric Meurice	3,198,026,347	26,566,114	5,559,404	742,040,598
Barbara G. Novick	3,029,236,683	181,880,710	19,034,472	742,040,598
Steve Sanghi	2,942,782,855	281,740,022	5,628,988	742,040,598
Gregory D. Smith	3,195,784,361	28,679,214	5,688,290	742,040,598
Stacy J. Smith	3,025,294,778	199,926,538	4,930,549	742,040,598
Lip-Bu Tan	3,202,606,177	22,599,038	4,946,650	742,040,598
Dion J. Weisler	3,069,817,284	154,749,954	5,584,627	742,040,598
Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm: Approved

For	Against	Abstain	Broker Non-Votes
3,722,971,442	238,233,670	10,987,351	—
Proposal 3. Advisory Vote on Executive Compensation (Say-On-Pay): Approved

For	Against	Abstain	Broker Non-Votes
2,795,303,255	422,008,632	12,839,978	742,040,598
Proposal 4. Approval of Amendment and Restatement of the 2006 Equity Incentive Plan: Approved

For	Against	Abstain	Broker Non-Votes
2,714,655,443	506,524,939	8,971,483	742,040,598
Proposal 5. Approval of Amendment and Restatement of the 2006 Employee Stock Purchase Plan (ESPP): Approved

For	Against	Abstain	Broker Non-Votes
3,207,970,018	15,489,418	6,692,429	742,040,598
Proposal 6. Stockholder Proposal Requesting a Report on Risk of China Exposure: Not Approved

For	Against	Abstain	Broker Non-Votes
94,365,321	3,106,060,118	29,726,426	742,040,598

Proposal 7. Stockholder Proposal Requesting a Report on Intel's Human Rights Due Diligence Process: Not Approved

For	Against	Abstain	Broker Non-Votes
318,934,961	2,883,597,209	27,619,695	742,040,598
Proposal 8. Stockholder Proposal Requesting an Enduring Policy Separating the Chair and CEO Roles: Not Approved

For	Against	Abstain	Broker Non-Votes
379,682,774	2,836,389,824	14,079,267	742,040,598

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	May 15, 2026	By:	/s/ David Zinsner
David Zinsner
Executive Vice President and Chief Financial Officer